Exhibit 99.1

Document Sciences Announces Second Quarter Financial Results

    CARLSBAD, Calif.--(BUSINESS WIRE)--July 30, 2003--Document Sciences Corporation (Nasdaq:DOCX) today reported a net loss for the quarter ended June 30, 2003, of $779,159 compared with net income of $491,943 for the quarter ended June 30, 2002.
    Net loss per share for the quarter ended June 30, 2003, was $0.20, based on 3,880,010 shares outstanding, compared with net income per share of $0.12, based on 4,231,783 diluted shares outstanding for the same quarter in 2002. Revenues for the quarter ended June 30, 2003, were $5.1 million, while revenues for the quarter ended June 30, 2002, were $5.6 million.
    For the six months ended June 30, 2003, the company reported a net loss of $1,7 million, or $0.45 per share based on 3,874,944 shares outstanding, compared with a net loss of $96,983, or $0.03 per share based on 3,848,594 shares outstanding, for the six months ended June 30, 2002. Revenues for the six months ending June 30, 2003, were $9.7 million, compared with revenues of $10.5 million for the six months ending June 30, 2002.
    Jack McGannon, Document Sciences' President and CEO, stated that "we have not been as successful as planned in transitioning our sales mix from one based exclusively on our existing Autograph suite to one focused largely around our new xPression architecture. Additionally, our sales continue to be impacted by the weak state of the overall economy and the influence that is having on corporate buying decisions. As such, we have tactically reduced operating expenses to better align costs with anticipated revenue levels. Our balance sheet remains very strong, with $8.6 million of cash and limited debt, which will enable us to dedicate the appropriate resources to growth activities as the business climate improves."
    McGannon stated that "longer-term prospects for xPression remain solid, emphasizing that our xPression technology continues to garner favorable reviews and positive response from industry analysts. We were pleased to be selected as one of sixteen "Best of AIIM" technologies at the AIIM/OnDemand Conference in New York this past quarter. We continue to expand xPression's features and functionality, with the goals of expanding sales to our current customers, reaching new markets, and developing additional sales channels."

    This press release contains "forward-looking" statements about our financial results and estimates, business prospects, and products that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words of similar meaning in connection with any discussion of future operating or financial performance. Among the factors that could cause actual results to differ materially include, among others, the following: (i) changes in our stock price; (ii) changes in our operating results; (iii) the market for document automation software;
(iv) continued expansion of our professional services; (v) market acceptance of our existing products and introduction of new products and enhancements to existing products; (vi) maintaining our relationships with Xerox; (vii) changes in general economic and business conditions and/or other risks detailed from time-to-time in our SEC reports, including the report on Form 10-K for the fiscal year ended December 31, 2002. We do not undertake, and specifically disclaim, any obligation to update forward-looking statements.



                     DOCUMENT SCIENCES CORPORATION
                      CONSOLIDATED BALANCE SHEETS

                                               June 30,   December 31,
                                                  2003         2002
                                              -----------  -----------
                                              (Unaudited)
ASSETS
Current assets:
    Cash and cash equivalents                $ 1,508,554  $ 2,284,367
    Short-term investments                     7,056,261    6,294,838
    Accounts receivable, net                   3,769,863    7,223,750
    Due from affiliates                        1,019,003    1,242,196
    Unbilled revenue                                 ---      161,159
    Other current assets                         949,038      756,268
                                              -----------  -----------
       Total current assets                   14,302,719   17,962,578
Property and equipment, net                      913,651      781,874
Software development costs, net                1,796,876    1,518,102
Goodwill, net                                    724,615      724,615
Other assets                                     196,655      197,497
                                              -----------  -----------
       Total assets                          $17,934,516  $21,184,666
                                              ===========  ===========

LIABILITIES
Current liabilities:
    Accounts payable                         $   262,001  $   192,945
    Accrued compensation                         832,618    1,580,521
    Other accrued liabilities                    369,661      495,679
    Deferred revenue                           8,918,670    9,689,774
                                              -----------  -----------
       Total current liabilities              10,382,950   11,958,919

Obligations under capital leases                  79,816          ---
Deferred revenue - long-term                         ---       44,810

STOCKHOLDERS' EQUITY
    Common stock, $.001 par value                  3,890        3,858
    Treasury stock                               (11,390)         ---
    Additional paid-in capital                10,842,510   10,786,007
    Accumulated comprehensive income              (1,182)      10,981
    Retained deficit                          (3,362,078)  (1,619,909)
                                              -----------  -----------
       Total stockholders' equity              7,471,750    9,180,937
                                              -----------  -----------
       Total liabilities and stockholders'
        equity                               $17,934,516  $21,184,666
                                              ===========  ===========


                     DOCUMENT SCIENCES CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (UNAUDITED)


                       Three Months Ended          Six Months Ended
                       ------------------          ----------------
                            June 30,                  June 30,
                            --------                  --------
                        2003         2002         2003        2002
                        ----         ----         ----        ----
Revenues:
 Initial license
 fees                $1,457,623  $2,238,122  $ 2,505,493  $ 3,593,153
 Annual renewal
  license and
  support fees        2,593,637   2,359,159    5,193,476    4,655,118
 Services and other   1,069,927   1,052,444    2,030,885    2,248,085
                      ----------  ----------  -----------  -----------
   Total revenues     5,121,187   5,649,725    9,729,854   10,496,356
Cost of revenues:
 Initial license
  fees                  234,930     356,435      500,481      706,749
 Annual renewal
  license and
  support fees          445,396     377,857      819,211      753,177
 Services and other     720,203     665,449    1,400,985    1,343,128
                      ----------  ----------  -----------  -----------
   Total cost of
    revenues          1,400,529   1,399,741    2,720,677    2,803,054
                      ----------  ----------  -----------  -----------
Gross margin          3,720,658   4,249,984    7,009,177    7,693,302
Operating expenses:
 Research and
  development         1,272,434   1,165,428    2,675,986    2,791,941
 Selling and
  marketing           2,576,154   1,774,965    4,774,957    3,451,577
 General and
  administrative        692,892     871,844    1,382,726    1,616,406
                      ----------  ----------  -----------  -----------
   Total operating
    expenses          4,541,480   3,812,237    8,833,669    7,859,924
                      ----------  ----------  -----------  -----------
Income (loss) from
 operations            (820,822)    437,747   (1,824,492)    (166,622)
 Interest and other
  income, net            44,697      54,196      108,767       69,639
                      ----------  ----------  -----------  -----------
Income (loss) before
 income taxes          (776,125)    491,943   (1,715,725)     (96,983)
 Provision for income
  taxes                   3,034         ---       26,444          ---
                      ----------  ----------  -----------  -----------
Net income (loss)    $ (779,159) $  491,943  $(1,742,169) $   (96,983)
                      ==========  ==========  ===========  ===========

Net income (loss)
 per share-basic     $    (0.20) $     0.13  $     (0.45) $     (0.03)
                      ==========  ==========  ===========  ===========
Weighted average
 shares used in
 basic
 calculation          3,880,010   3,848,496    3,874,944    3,848,594
                      ==========  ==========  ===========  ===========
Net income (loss)
 per share-diluted   $    (0.20) $     0.12  $     (0.45) $     (0.03)
                      ==========  ==========  ===========  ===========
Weighted average
 shares used in
 diluted calculation  3,880,010   4,231,783    3,874,944    3,848,594
                      ==========  ==========  ===========  ===========

    CONTACT: Editorial Contact:
             Document Sciences Corporation
             Jack McGannon, 760-602-1597
             jmcgannon@docscience.com
             or
             Investor Contact:
             Fi.Comm
             Heidi Flannery, 503-844-8888
             heidi.flannery@ficomm.com